SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 1994


                       Westford Technology Ventures, L.P.
             (Exact name of Registrant as specified in its charter)



         Delaware                0-16208          13-3423417
(State or other jurisdiction   (Commission       (IRS Employer
      of Incorporation)        File Number)   Identification No.)


17 Academy Street, 5th Floor
Newark, New Jersey                                   07102-2905
(Address of principal                               (Zip Code)
  executive offices)


Registrant's telephone number, including area code: (201) 624-2131

                       WESTFORD TECHNOLOGY VENTURES, L.P.


      Item 4.    Changes in Registrant's Certifying Accountant

      As  previously  reported  by  Westford  Technology  Ventures,   L.P.  (the
"Partnership") on its Current Report on Form 8-K dated September 12, 1994, on September 12, 1994 the Partnership received a letter from Deloitte & Touche LLP confirming that the client-auditor relationship between them had ceased.

      On December 1, 1994, the Partnership appointed BDO Seidman as independent accountants for the Partnership, commencing with the year ending December 31, 1994.

                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTFORD TECHNOLOGY VENTURES, L.P.



By: WTVI Co., L.P.
    its managing general partner


By: Hamilton Capital Management Inc.
    its general partner


By: /s/ Jeffrey T. Hamilton
Jeffrey T. Hamilton (President, Secretary and Director (Principal Executive Officer) of Hamilton Capital Management Inc. and Individual General Partner of Westford Technology Ventures, L.P.)


Dated:  December 1, 1994